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Exhibit 10.26.1

AMENDMENT ONE TO THE INTERCREDITOR AGREEMENT

        AMENDMENT ONE TO THE INTERCREDITOR AGREEMENT (this "Amendment") dated as of May 9, 2000 by and among THE CHASE MANHATTAN BANK as Holdings Administrative Agent, CITIBANK, N.A. as Trust I Holder Representative, Trust II Holder Representative, Trust III Holder Representative and Trust IV Holder Representative and BAYERISCHE LANDESBANK INTERNATIONAL, S.A., as Midwest LC Issuer.

        WHEREAS, the Collateral Agency and Intercreditor Agreement (the "Intercreditor Agreement") dated as of December 15, 1999 was entered into by and among: (i) MIDWEST GENERATION EME LLC, a Delaware limited liability company (together with its successors and assigns, "MGE"); (ii) EDISON MISSION MIDWEST HOLDINGS CO., a Delaware corporation (together with its successors and assigns, "Holdings"); (iii) EDISON MISSION OVERSEAS CO., a Delaware limited liability company (together with its successors and assigns, "EMOC"); (iv) MIDWEST GENERATION, LLC, a Delaware limited liability company (together with its successors and assigns, "Midwest"); (v) COLLINS HOLDINGS EME, LLC, a Delaware limited liability company (together with its successors and assigns, "Collins Holdings"); (vi) COLLINS TRUST I, a Delaware business trust (together with its successor and assigns, "Owner Lessor I"); (vii) COLLINS TRUST II, a Delaware business trust (together with its successor and assigns, "Owner Lessor II"); (viii) COLLINS TRUST III, a Delaware business trust (together with its successor and assigns, "Owner Lessor III"); (ix) COLLINS TRUST IV, a Delaware business trust (together with its successor and assigns, "Owner Lessor IV", and, together with Owner Lessor I, Owner Lessor II and Owner Lessor III, the "Owner Lessors"); (x) MIDWEST FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, "Funding LLC"); (xi) Citibank, N.A., a national banking association, as the holder representative under the Lessor Loan Agreement with Owner Lessor I (together with its successors and assigns in such capacity, the "Trust I Holder Representative"), acting in such capacity for and on behalf of Holders under the Lessor Loan Agreement with Owner Lessor I (the "Trust I Holders"); (xii) Citibank, N.A., a national banking association, as the holder representative under the Lessor Loan Agreement with Owner Lessor II (together with its successors and assigns in such capacity, the "Trust II Holder Representative"), acting in such capacity for and on behalf of Holders under the Lessor Loan Agreement with Owner Lessor II (the "Trust II Holders"); (xiii) Citibank, N.A., a national banking association, as the holder representative under the Lessor Loan Agreement with Owner Lessor III (together with its successors and assigns in such capacity, the "Trust III Holder Representative"), acting in such capacity for and on behalf of Holders under the Lessor Loan Agreement with Owner Lessor III (the "Trust III Holders"); (xiv) Citibank, N.A., a national banking association, as the holder representative under the Lessor Loan Agreement with Owner Lessor IV (together with its successors and assigns in such capacity, the "Trust IV Holder Representative", and together with the Trust I Holder Representative, the Trust II Holder Representative and the Trust III Holder Representative, the "Holder Representatives"), acting in such capacity for and on behalf of Holders under the Lessor Loan Agreement with Owner Lessor IV (the "Trust IV Holders", and together with the Trust I Holders, the Trust II Holders and the Trust III Holders, the "Holders"); (xv) The Chase Manhattan Bank, a banking institution organized under the laws of the State of New York, as the administrative agent under the Holdings Credit Agreement (together with its successors and assigns in such capacity, the "Holdings Administrative Agent"), acting in such capacity for and on behalf of the Lenders referred to in the Holdings Credit Agreement (the "Holdings Lenders"); (xvi) any trustees or agents under any Permitted Secured Indebtedness Documents, acting in such capacity for and on behalf of the holders of the indebtedness or obligations evidenced by Permitted Secured Indebtedness Documents (together with their respective successors and assigns in such capacity, the "Other Representatives"); (xvii) Bayerische Landesbank International, S.A., a banking institution organized under the laws of Luxembourg, as the Midwest LC Issuer (together with its successors and assigns in such capacity, the "Midwest LC Issuer"); (xviii) Citibank, N.A., a national banking association, as depositary agent under the Intercreditor Agreement (together with its successors and assigns in such capacity, the "Depositary Agent");

(xix) Citibank, N.A., a national banking association, as the depositary bank under the Intercreditor Agreement (together with its successors and assigns in such capacity, the "Depositary Bank"); and (xx) Citibank, N.A., a national banking association, as the collateral agent appointed pursuant the Intercreditor Agreement for the Secured Parties (together with its successors and assigns in such capacity, the "Holdings Collateral Agent").

        WHEREAS, Holdings is permitted to incur Indebtedness pursuant to Section 8.2.1(d) of the Holdings Credit Agreement to finance the acquisition, construction or improvement of any fixed or capital assets in accordance with and subject to Schedule 8.2.1(d) to the Holdings Credit Agreement;

        WHEREAS, Holdings desires to secure the financing referred to above with the Holdings Collateral on a ratable basis with the other Secured Obligations;

        WHEREAS, Holdings and certain Holdings Lenders have entered into Amendment One to the Holdings Credit Agreement; and

        WHEREAS, Holdings has requested that parties hereto and the parties hereto have agreed to amend certain provisions of the Intercreditor Agreement.

        ACCORDINGLY, the parties hereto agree as follows:

        Section 1.    Definitions.    Except as otherwise defined in this Amendment, terms defined in the Intercreditor Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

        Section 2.    Amendment to the Intercreditor Agreement.    Subject to the satisfaction of the conditions precedents specified in Section 3 below, but effective as of the Amendment Effective Date, the Intercreditor Agreement shall be amended as follows:

          (a)  ANNEX A of the Intercreditor Agreement shall be amended by deleting the definition of "Permitted Secured Indebtedness" in its entirety and by inserting in its place the following definition:

            "Permitted Secured Indebtedness" means Indebtedness permitted by each of (i) Section 8.2.1(b), (d), (f), (g) or (j) of the Holdings Credit Agreement, (ii) Section 8.1(c), (d), (f), (g) or (l) of each Applicable Participation Agreement and (iii) the correlative provisions of any other Financing Document.".

        Section 3.    Conditions Precedent.    This Amendment shall not become effective until the date (the "Amendment Effective Date") on which each of the following condition precedents have been satisfied:

          (a)  Delivery to each Person party to the Intercreditor Agreement of this Agreement duly executed and delivered by each Secured Party Representative;

          (b)  Each Person party to the Intercreditor Agreement shall have received an Officer's certificate of each of Holdings, Midwest, Collins Holdings, EMOC and MGE stating that (i) the representations and warranties as set forth in each of Financing Document to which it is a party, shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date) and (ii) as of the Amendment Effective Date, no Intercreditor Agreement Event of Default shall have occurred and be continuing; and

          (c)  Amendment One to the Holdings Credit Agreement shall have been executed and become effective pursuant to Section 4 thereunder.

        Section 4.    Miscellaneous.    Except as expressly amended hereby, all of the terms and provisions of the Intercreditor Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Holdings Administrative Agent
By:	/s/ ROBERT W. MATTHEWS
	Name:	Robert W. Matthews
	Title:	Vice President
BAYERISCHE LANDESBANK INTERNATIONAL, S.A., as Midwest LC Issuer
By:	/s/ H. WEYNAND
	Name:	H. Weynand
	Title:	Head of Department
By:	/s/ P. LANG
	Name:	P. Lang
	Title:	Senior Manager Corp. Finance
CITIBANK N.A., not in its individual capacity but solely as Trust I Holder Representative
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President
CITIBANK, N.A., not in its individual capacity but solely as Trust II Holder Representative
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President
CITIBANK, N.A., not in its individual capacity but solely as Trust III Holder Representative
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President
CITIBANK, N.A., not in its individual capacity but solely as Trust IV Holder Representative
By:	/s/ JENNY CHENG
	Name:	Jenny Cheng
	Title:	Vice President

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  Exhibit 10.26.1